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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2004

                              RELOCATE411.COM, INC.
             (Exact name of Registrant as Specified in its Charter)

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           Delaware                      000-25591               11-3462369
 (State or Other Jurisdiction    (Commission file Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

c/o DeHeng Chen Chan, LLC, 225 Broadway, Suite 1910, NY, NY         10007
  (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (212) 608-6500

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Item 1.    Change in Control of Registrant.

         On May 21, 2004, Jandah Management Limited ("Jandah"), Glory Way Holdings Limited ("GWH") and Good Business Technology Limited ("GBT"), each a corporation organized under the laws of the British Virgin Islands, enter into privately negotiated transactions with the stockholders of Relocate411.com, Inc. (the "Company") to purchase an aggregate of 10,976,000 shares of common stock of the Company, representing 98% of the issued and outstanding shares, for an aggregate purchase price of $350,000.

         Jandah acquired 9,276,000 shares of common stock from the three largest shareholders of the Company, Darrel Lerner, Byron Lerner and James Tubbs, for an aggregate purchase price of $307,500. Darrell Lerner retained 224,000 shares of common stock. As a condition to closing, the Company and Mr. Darrell Lerner entered into a six-month consulting agreement pursuant to which Mr. Darrell Lerner will assist the Company with various transition issues and provide other business consulting services. Under this consulting agreement, Mr. Darrell Lerner will be paid an aggregate consulting fee of $150,000, payable in equal monthly installments.

         GWH acquired 396,000 shares of common stock for an aggregate purchase price of $9,900 from each the following selling security holders in separate agreements listed in the amendment number 8 to the Company's registration statement on Form SB-2/A (SEC File Number 333-100803) (the "SB-2"): Anslow & Jaclin, LLP, Frank Massaro, Michael and Thelma Hartman, Nicholas A. Waslyn, Eric Tjaden, Margaret Indelicato, Juan C. Morales, Sheldon Shalom, Patricia Faro and Philip Mazzella.

         GWH also acquired an aggregate of 450,000 shares of common stock for an aggregate purchase price of $11,250 from each of Barry Manko (250,000 shares) and Grushko & Mittman (200,000 shares).

         GBT acquired an aggregate of 854,000 shares of common stock for an aggregate purchase price of $21,350 from each the following selling security holders in separate agreements listed in the SB-2: Richard Zapolski, William Grimm, Richard Volpe, Mark J. Parendo, Mitch Hershkowitz, Kristine Gentile, Robert M. J. Hartman, Danielle L. Hartman, Martin Miller, Dolores E. Miller, Dolores E. Miller a/c/f Dillon Engel, Drew Goldberg, Carol Sitte, Karen Pasteressa a/c/f Samantha Pasteressa, Desert Green, Inc., Robert Giambrone, Anthony Giambrone, Melvin D. Bernstein, Linda Bernstein, Beth Sussman, Jeffrey Wenzel, Tracey Wenzel, Harold Sussman, Amy Sussman and Meg L. Sussman.

         In connection with, and as a condition to the closing of these stock purchase transactions, Darrell Lerner resigned as the sole officer of the Company effective as of May 21, 2004. Pursuant to the Company's Bylaws, Mr. Lerner appointed Li Kin Shing, the sole shareholder of Jandah, as the President of the Company. It is contemplated that ten (10) days following the filing of a
Schedule 14(f)-1 with the SEC, Mr. Lerner will resign as a member of the Board of Directors of the Company and, in connection with such resignation, appoint Mr. Li as the replacement member of the Board.


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits

            10.1 Stock Purchase Agreement, dated as of May 21, 2004, by and among Jandah Management Limited, Darrel Lerner, Byron Lerner and James Tubbs.

            10.2 Form of Common Stock Purchase Agreement with Glory Way Holdings Limited.

            10.3 Form of Common Stock Purchase Agreement with Good Business Technology Limited.

            10.4 Form of Common Stock Purchase Agreement between Glory Way Holdings Limited and each of Barry Manko and Grushko & Mittman.

            10.5 Consulting Agreement, dated as of May 21, 2004, by and between the Company and Darrell Lerner.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RELOCATE411.COM, INC.


Date: May 25, 2004                              BY: /s/ Li Kin Shing
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                                                    Li Kin Shing
                                                    President


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